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                                                                 EXHIBIT 10.1

                            AMENDMENT AND CONSENT NO. 1
                             DATED AS OF JUNE 30, 1998
                                         TO
                       AMENDED AND RESTATED CREDIT AGREEMENT
                             DATED AS OF MARCH 16, 1998

     THIS AMENDMENT AND CONSENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT ("AMENDMENT") is made as of this 30th day of June, 1998 by and among BINKS SAMES CORPORATION, a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof (the "LENDERS"), and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and in its capacity as Agent ("AGENT"), under that certain Amended and Restated Credit Agreement dated as of March 16, 1998 by and among the Borrower, the Lenders and the Agent (as the same may be amended, restated, supplemented or modified from time to time, the "CREDIT AGREEMENT").

                                      WITNESSETH

     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Agent and the Lenders enter into certain amendments to the Credit Agreement;

     WHEREAS, the Lenders and the Agent have agreed to enter into this Amendment on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the amendments with respect to the Credit Agreement as set forth below. Capitalized terms used in this Amendment which are not otherwise defined herein, shall have the meanings given such terms in the Credit Agreement.

     1. AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in SECTION 3 below, on and after the date hereof, the parties hereto agree that the Credit Agreement is amended as follows:

a. SECTION 1.1 OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING DEFINITIONS IN THE APPLICABLE ALPHABETICAL LOCATION:

          "DURR ENTITIES" MEANS BEHR SYSTEMS, INC. AND DURR SYSTEMS, GMBH

          "DURR PATENTS" MEANS U.S. PATENT NO. 4,405,086 ENTITLED "DEVICE FOR ATOMIZING LIQUID COLOR" AND THE RELATED FOREIGN PATENTS.


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          "DURR LITIGATION" MEANS (A) THAT CERTAIN PATENT INFRINGEMENT ACTION
     BROUGHT BY BEHR AGAINST SEI AND SAMES, S.A. IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF MICHIGAN, CIVIL ACTION NO. 97-72744; (B) THE SUIT FILED IN GERMANY BY DURR SYSTEMS, GMBH AGAINST THE BORROWER AND/OR ANY OF ITS SUBSIDIARIES OR AFFILIATES ; AND (C) ANY OTHER PENDING ACTIONS OR THREATENED ACTIONS BY ANY DURR ENTITY AGAINST THE BORROWER OR ANY OF ITS SUBSIDIARIES OR AFFILIATES RELATING TO OR ARISING OUT OF THE DURR PATENTS.

          "DURR SETTLEMENT AGREEMENT" MEANS A PATENT LICENSE AND SETTLEMENT AGREEMENT AMONG THE BORROWER, SAMES, S.A., SEI AND THE DURR ENTITIES ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE DRAFT DATED JUNE 25, 1998 DISTRIBUTED TO THE LENDERS BY COVER LETTER FROM THE BORROWER'S COUNSEL ON JUNE 26, 1998; PROVIDED THE PAYMENT DATE FOR THE AMOUNTS PAYABLE UNDER
     SECTION 3.2 THEREOF MAY BE CHANGED TO DECEMBER 31, 1998.

b. SECTION 1.1 OF THE CREDIT AGREEMENT IS FURTHER AMENDED TO DELETE THE DEFINED TERM "RESTRICTED PAYMENT" THEREFROM IN ITS ENTIRETY AND TO SUBSTITUTE THE FOLLOWING THEREFOR:

          "RESTRICTED PAYMENT" MEANS (I) ANY DIVIDEND OR OTHER DISTRIBUTION, DIRECT OR INDIRECT, ON ACCOUNT OF ANY EQUITY INTERESTS OF THE BORROWER NOW OR HEREAFTER OUTSTANDING, EXCEPT A DIVIDEND PAYABLE SOLELY IN THE BORROWER'S CAPITAL STOCK (OTHER THAN DISQUALIFIED STOCK) OR IN OPTIONS, WARRANTS OR OTHER RIGHTS TO PURCHASE SUCH CAPITAL STOCK, (II) ANY REDEMPTION, RETIREMENT, PURCHASE OR OTHER ACQUISITION FOR VALUE, DIRECT OR INDIRECT, OF ANY EQUITY INTERESTS OF THE BORROWER OR ANY OF ITS SUBSIDIARIES NOW OR HEREAFTER OUTSTANDING, OTHER THAN IN EXCHANGE FOR, OR OUT OF THE PROCEEDS OF, THE SUBSTANTIALLY CONCURRENT SALE (OTHER THAN TO A SUBSIDIARY OF THE BORROWER) OF OTHER EQUITY INTERESTS OF THE BORROWER (OTHER THAN DISQUALIFIED STOCK), (III) ANY REDEMPTION, PURCHASE, RETIREMENT, DEFEASANCE, PREPAYMENT OR OTHER ACQUISITION FOR VALUE, DIRECT OR INDIRECT, OF ANY INDEBTEDNESS OTHER THAN THE OBLIGATIONS, (IV) ANY PAYMENT OF A CLAIM FOR THE RESCISSION OF THE PURCHASE OR SALE OF, OR FOR MATERIAL DAMAGES ARISING FROM THE PURCHASE OR SALE OF, ANY INDEBTEDNESS (OTHER THAN THE OBLIGATIONS) OR ANY EQUITY INTERESTS OF THE BORROWER OR ANY OF THE BORROWER'S SUBSIDIARIES, OR OF A CLAIM FOR REIMBURSEMENT, INDEMNIFICATION OR CONTRIBUTION ARISING OUT OF OR RELATED TO ANY SUCH CLAIM FOR DAMAGES OR RESCISSION AND (V) ANY PAYMENT TO ANY PERSON IN CONNECTION WITH THE DISCLOSED DISPUTES (OTHER THAN THE PAYMENT OF ORDINARY COURSE LITIGATION MANAGEMENT COSTS TO PERSONS NOT A PARTY TO THE LITIGATION OR DISPUTE, INCLUDING, WITHOUT LIMITATION, COURT REPORTER SERVICES, DOCUMENT MANAGEMENT SERVICES AND ATTORNEYS' AND PARALEGALS' FEES AND EXPENSES).

c. SECTION 7.3(A)(x) OF THE CREDIT AGREEMENT IS AMENDED TO DELETE THE "AND" IMMEDIATELY PRIOR TO CLAUSE (b) THEREOF AND SUBSTITUTE IT WITH a ";" AND TO ADD THE FOLLOWING IMMEDIATELY AFTER CLAUSE (b) THEREOF:

          ; AND (c) UNSECURED INDEBTEDNESS IN AN AMOUNT NOT TO EXCEED THE AMOUNT SET FORTH IN SECTION 3.2 OF THE DURR SETTLEMENT AGREEMENT PROVIDED SUCH INDEBTEDNESS IS INCURRED IN CONNECTION WITH A FULL AND COMPLETE SETTLEMENT OF THE DURR LITIGATION ON THE TERMS SET FORTH IN THE DURR SETTLEMENT AGREEMENT AND PROVIDED FURTHER SUCH INDEBTEDNESS

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          SHALL REDUCE THE AMOUNT AVAILABLE UNDER SECTION 1(c) OF THE DISCLOSURE
          LETTER FOR AGREEMENTS IN CONNECTION WITH ANY OF THE OTHER DISCLOSED DISPUTES BY THE AMOUNT OF SUCH INDEBTEDNESS;

d. SECTION 7.4 OF THE CREDIT AGREEMENT IS AMENDED TO ADD THE FOLLOWING AT THE END THEREOF:

               (E) Notwithstanding anything herein to the contrary, each of the financial covenants set forth in clauses (B) through (D) above shall be calculated without taking into account the non-cash charge taken by the Borrower in connection with the Company's execution of the Durr Settlement Agreement.

     2. CONSENT. Notwithstanding the terms of SECTION 1(c) of the Disclosure Letter, the Borrower, Sames, S.A. and SEI shall be permitted to incur the unsecured settlement obligations set forth in SECTION 3.2 of the Durr Settlement Agreement provided the amount of those obligations shall count against the dollar basket set forth in such SECTION 1(c).

     3. CONDITIONS OF EFFECTIVENESS. This Amendment shall not become effective unless on or before July 2, 1998 (a) this Amendment shall have been executed by the Borrower, the Agent and the Required Lenders on or before July 2, 1998 and (b) the Borrower shall have entered into a parallel amendment to the Master Note Agreement on terms and conditions substantially identical to this Amendment.

     4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants as follows:

     (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

     (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement and the other Loan Documents to the extent the same are not amended or waived hereby, agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

     (c)  No Default or Unmatured Default has occurred under the Credit
Agreement.

     5.   REFERENCE TO THE EFFECT ON THE CREDIT AGREEMENT.

     (a) Upon the effectiveness of SECTION 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Credit Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.


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     (b)  Except as specifically modified or waived above, the Credit Agreement, the Disclosure Letter and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

     6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois.

     7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. COUNTERPARTS. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Agent or the Agent's counsel shall be effective as a counterpart signature provided each party agrees to deliver originals to the Agent thereof.

     9. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Amendment and the Credit Agreement. In the event an ambiguity or question of intent or interpretation arises, this Amendment and the Credit Agreement as hereby amended shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment or the Credit Agreement.


                    [Remainder of this Page Intentionally Blank.]


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     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                                   BINKS SAMES CORPORATION


                                   By /S/ JEFFREY W. LEMAJEUR
                                      -----------------------
                                   Title:    Vice President
                                        and Chief Financial Officer

                                   THE FIRST NATIONAL BANK OF CHICAGO, AS THE
                                   AGENT AND AS A LENDER


                                   By /s/ Linda M. Thompson
                                      ---------------------
                                   Title: First Vice President


                                   LASALLE NATIONAL BANK, AS A LENDER


                                   By /s/ Rob McMahon
                                      ---------------
                                   Title: Vice President

                                   COMERICA BANK, AS A LENDER


                                   By /s/ Cynthia B. Jones
                                      --------------------
                                   Title: Vice President

                                   HARRIS TRUST AND SAVINGS BANK, AS A LENDER


                                   By /s/ Sandra J. Sanders
                                   Title: Vice President


                                     Signature Page to Binks Sames Corporation
                                                   Amendment and Consent No. 1